UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 29, 2004

Dan River Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-13421	58-1854637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2291 Memorial Drive Danville, Virginia	24541
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 799-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 23, 2004, we and certain of our subsidiaries filed a current report on Form 8-K in which we reported the filing of our first amended and restated joint plan of reorganization and related disclosure statement with the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division. A second amended and restated plan and disclosure statement was filed with the bankruptcy court on November 22, 2004. The sole difference between the second and first amended plans was the addition of language in the second amended plan concerning the release of the lenders under our debtor-in-possession (“DIP”) financing facility from certain liabilities. This language is included in our third amended and restated joint plan of reorganization and related disclosure statement, which we filed with the bankruptcy court on November 29, 2004. Copies of the third amended plan and disclosure statement are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively.

Bankruptcy law does not permit solicitation of acceptances of the plan until the bankruptcy court approves the applicable disclosure statement relating to the plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the plan.

On November 29, 2004, the bankruptcy court approved the disclosure statement with respect to the third amended and restated joint plan of reorganization as containing adequate information, as such term is defined in Section 1125 of Chapter 11 of the United States Bankruptcy Code, to permit the solicitation of votes from creditors on whether to accept the plan. The bankruptcy court authorized a balloting and solicitation process that will commence on or about December 2, 2004, and will conclude on December 28, 2004. The deadline for parties in interest to object to confirmation of the plan is December 30, 2004. A hearing on confirmation of the plan is scheduled to commence in the bankruptcy court on January 4, 2005. Persons who are entitled to vote on the plan should obtain and read the bankruptcy court approved disclosure statement prior to voting to accept or reject the plan. We will emerge from Chapter 11 if and when the plan receives the requisite creditor approvals and is confirmed by the bankruptcy court. The plan does not contemplate any recovery for holders of our equity securities, including our Class A common stock.

Readers should be cautioned that the financial information and projections that form part of the disclosure statement are unaudited and include only the information, and in the format, prescribed by the applicable bankruptcy laws. This information is presented differently from the information contained in our annual and quarterly reports filed pursuant to the Securities Exchange Act of 1934.

Certain of the information contained in the plan and disclosure statement should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect our current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to our operations and business environment which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: our ability to continue as a going concern; our ability to operate pursuant to the terms of the DIP facility; our ability to obtain exit financing on acceptable terms; our ability to obtain court approval with respect to motions in the Chapter 11 proceeding; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for us to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; our ability to obtain and maintain normal terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; the potential adverse impact of the Chapter 11 cases on our liquidity or results of operations; our ability to fund and execute our business plan; our ability to attract, motivate and/or retain key executives and associates; our ability to attract and retain customers and licensors; our ability to timely dispose of certain surplus assets on acceptable terms; general weakness in the economy or at retail; our ability to formulate products and marketing schemes which maintain and enhance demand for our products at retail; financing costs; competitive pressures on pricing (particularly from importers and other lower-cost competitors); government legislation and regulation, particularly pertaining to trade regulation and policies; consumer perceptions of our products; and other risks and uncertainties listed from time to time in our reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. We assume no obligation to update our forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, the factors listed above and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of our various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, we urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Third Amended and Restated Joint Plan of Reorganization of Dan River Inc., The Bibb Company LLC, Dan River International Ltd. and Dan River Factory Stores, Inc.

99.2	Disclosure Statement for Third Amended and Restated Joint Plan of Reorganization Filed by Dan River Inc., The Bibb Company LLC, Dan River International Ltd. and Dan River Factory Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAN RIVER INC.

Date: November 30, 2004	By:	/s/ Harry L. Goodrich
Harry L. Goodrich
Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Third Amended and Restated Joint Plan of Reorganization of Dan River Inc., The Bibb Company LLC, Dan River International Ltd. and Dan River Factory Stores, Inc.

99.2	Disclosure Statement for Third Amended and Restated Joint Plan of Reorganization Filed by Dan River Inc., The Bibb Company LLC, Dan River International Ltd. and Dan River Factory Stores, Inc.